Income Taxes	12 Months Ended
Dec. 31, 2025
Disclosure of income tax [Abstract]
Income Taxes

18	INCOME TAXES
The following table represents the major components of income tax expense recognized in net earnings for the years ended December 31, 2025 and 2024:

	December 31, 2025	December 31, 2024
Current income tax expense	$120.5	$98.7
Deferred income tax expense	83.4	119.2
Income tax expense recognized in net earnings	$203.9	$217.9
The statutory tax rate for 2025 was 25.0% (2024 – 25.0%). The following table reconciles the expected income tax expense at the Canadian combined statutory income tax rate to the amounts recognized in net earnings for the years ended December 31, 2025 and 2024:

	December 31, 2025	December 31, 2024
Earnings before income taxes	$1,089.7	$502.2
Statutory tax rate	25.0%	25.0%
Expected income tax expense based on above rates	$272.4	$125.6
Effect of higher tax rates in foreign jurisdictions	12.6	8.2
(Non-taxable income) Non-deductible expenses	(80.9)	3.0
Impact of local mining taxes	47.7	41.7
Impact of foreign exchange	(43.1)	49.7
Impact of renouncement of flow through share expenditures	0.3	(0.6)
Withholding tax	0.1	0.5
Change in unrecognized temporary differences	(0.7)	(14.4)
Other	(4.5)	4.2
Income tax expense	$203.9	$217.9
For balance sheet presentation purposes, the Mexico deferred tax asset of $34.0 million (2024 - $12.2 million) has been disclosed separately from the consolidated deferred tax liability of $873.3 million (2024 - $760.6 million). The change in consolidated deferred income tax liability and deferred tax balance by category, both below, are shown inclusive of the Mexico deferred tax asset.
The following table reflects the change in net deferred income tax liability at December 31, 2025 and December 31, 2024:

	December 31, 2025	December 31, 2024
Balance, beginning of year	$748.4	$694.6
Deferred income tax expense recognized in net earnings	83.4	119.2
Deferred income tax expense (recovery) recognized in OCI	6.9	(3.8)
Deferred tax asset recognized upon acquisition of Argonaut (Note 6)	—	(61.2)
Other	0.6	(0.4)
Balance, end of year	$839.3	$748.4
The following summarizes the components of deferred income tax at December 31, 2025 and December 31, 2024:

	December 31, 2025	December 31, 2024
Mineral property, plant and equipment	$1,000.1	$895.8
Inventory capitalization	3.5	5.1
Corporate minimum tax prepayment	(25.3)
Other deductible temporary differences	(110.4)	(97.1)
Non-capital losses carried forward	(28.6)	(55.4)
Net deferred income tax liability	$839.3	$748.4
The Company has Canadian tax losses of $120.3 million expiring between 2026 and 2041, Mexican tax losses of $12.9 million expiring between 2026 and 2032.
The Company has unrecognized deferred income tax assets at December 31, 2025 in respect of aggregate loss carryforwards, deductible temporary differences and unused tax credits. The unrecognized loss carryforwards, deductible temporary differences and unused tax credits are $111.7 million (December 31, 2024 -$161.2 million).
At December 31, 2025, the Company has unrecognized deferred income tax liabilities on taxable temporary differences of $164.3 million (December 31, 2024 - $149.3 million) for taxes that would be payable on the unremitted earnings of certain subsidiaries of the Company.
Organization for Economic Co-operation and Development (“OECD”) Pillar Two model rules

On June 20, 2024, the Government of Canada enacted the Global Minimum Tax Act (“GMTA”) which implements key measures of the Organization for Economic Cooperation and Development’s (“OECD”) model rules outlining a structure for a 15% global minimum tax regime ( “Pillar Two”). The Pillar Two rules have been enacted or substantively enacted in several jurisdictions in which the Company operates. The Company has performed an analysis of the impact of the Pillar Two rules and concluded that no top-up tax was required in 2025. The Company applies the mandatory temporary exception to the recognition and disclosure for deferred taxes related to OECD Pillar Two income taxes under IAS 12, Income Taxes.